Exhibit 10.17

FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT

            This First Amendment to Purchase and Sale Contract (this “Amendment”) is made as of December 21, 2011 between WOODS OF INVERNESS CPF 16, L.P., a Delaware limited partnership ("Seller") and COMCAPP WOODS OF INVERNESS, LLC, a Texas limited liability company (“Purchaser”).

W I T N E S S E T H:

            WHEREAS, Seller and Commerce Capital Partners, LLC, a Delaware limited liability company ("Original Purchaser") entered into that certain Purchase and Sale Contract, dated as of November 1, 2011 (the “Contract”), with respect to the sale of certain property described therein; and

            WHEREAS, pursuant to that certain Assignment of Purchaser's Interest in Contract, Original Purchaser assigned all of its right, title and interest in and to the Contract to Purchaser; and

            WHEREAS, Seller and Purchaser desire to amend the Contract on the terms set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Contract, except as expressly otherwise defined herein.

2.      Closing Date.  The first sentence of Section 5.1 of the Contract is hereby deleted in its entirety and replaced with the following:

"The Closing shall occur on December 21, 2011 (the "Closing Date") through an escrow with Escrow Agent, whereby Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.  "

3.      Miscellaneous.           This Amendment (a)  supersedes all prior oral or written communications and agreement between or among the parties with respect to the subject matter hereof, and (b) may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Contract are hereby ratified and confirmed and shall continue in full force and effect.

[Signature Page Follows]

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Seller:

WOODS OF INVERNESS CPF 16, L.P.,

a Delaware limited partnership

            By:       CPF 16 WOODS OF INVERNESS GP, L.L.C.,

                        a South Carolina limited liability company,

                        its general partner

                        By:       CENTURY PROPERTIES FUND XVI,

                                    a California limited partnership,

                                    its member

                                    By:       FOX CAPITAL MANAGEMENT CORPORATION,

                                                a California corporation,

                                                its managing general partner

                                                By:  /s/Trent A. Johnson

                                                Name:  Trent A. Johnson

                                                Title:  Vice President

Purchaser:

COMCAPP WOODS OF INVERNESS, LLC,

a Texas limited liability company

By:       ComCapp Texas Portfolio I, LLC,

            a Texas limited liability company,

            its sole member

            By:       ComCapp Texas Portfolio I Equity, LLC,

                        a Texas limited liability company,

                        its manager

                        By: /s/Rob Finney

                        Name: Rob Finney

Title: President